UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2026
________________________________________________________
QT IMAGING HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)
________________________________________________________

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On May 15, 2026, QT Imaging Holdings, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Representative”) as the representative of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering (the “Offering”) of 1,200,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a price to the public of $5.00 per Firm Share and 800,000 pre-funded warrants (the “Pre-Funded Warrants”, and together with the Firm Shares, the “Securities”) at a price to the public of $4.9999 per Pre-Funded Warrant, less underwriting discounts and commissions. All of the Securities in the Offering were sold by the Company. The Offering closed on May 18, 2026 (the “Closing Date”).
The Company estimates that the net proceeds from the Offering were approximately $9 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the proceeds from the sale of its Securities for working capital and general corporate purposes.
The Securities were issued pursuant to a shelf registration statement on Form S-3 (File No. 333-294705), as filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2026, which became effective on April 3, 2026. A final prospectus related to the Offering was filed with the SEC on May 15, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).
Also on May 15, 2026, the Company entered into a warrant agency agreement (the “Warrant Agency Agreement”, and together with the Underwriting Agreement, the “Transaction Documents”) with Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”). The Warrant Agency Agreement sets forth certain terms and conditions with respect to the Warrant Agent’s service as warrant agent for the Pre-Funded Warrants.
The Pre-Funded Warrants are exercisable for one share of Common Stock at an exercise price of $0.0001 per share and may be exercised at any time until exercised in full. The Global Warrant Certificate (the “Global Warrant Certificate”) evidencing the Pre-Funded Warrants was issued in book-entry form through the Depository Trust Company. There is no trading market available for the Pre-Funded Warrants on any securities exchange or nationally recognized trading system nor does the Company intend to list the Pre-Funded Warrants on any securities exchange or nationally recognized trading system.
The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. In addition, the Company’s officers, directors and certain stockholders have each entered into lock-up agreements pursuant to which each of them has agreed not to, for a period of ninety (90) days from the Closing Date, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of the Company’s securities, subject to certain exceptions. Pursuant to the Underwriting Agreement, the Company and its subsidiaries are prohibited from issuing, entering into any agreement to issue, or announcing the issuance of any shares of Common Stock or securities convertible into or exercisable for Common Stock, other than certain exempt issuances, for a period of 60 days following the Closing Date, and from entering into any variable rate transaction for a period of 180 days following the Closing Date (provided that entry into an at-the-market offering with the Representative as sales agent is permitted after such 60-day period).
The foregoing is only a brief description of the terms of the Transaction Documents and the Pre-Funded Warrant, and does not purport to be a complete statement of the rights and obligations of the parties under the Transaction Documents or the Pre-Funded Warrant, and the transactions contemplated thereby, and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”), the Warrant Agency Agreement, which is filed as Exhibit 10.1 to this Current Report, and the form of Pre-Funded Warrant, which is filed as Exhibit 4.1 to this Current Report, all of which are incorporated herein by reference. A copy of the Global Warrant Certificate is also filed as Exhibit 4.2 to this Current Report, and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
The Company posted to the Company’s Investor Presentations section of its website www.qtimaging.com, an investor presentation containing supplemental product and operational information regarding the Company. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report.
The information contained in, or incorporated into, this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.
This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.
Please refer to Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.
Item 8.01    Other Events
On May 15, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.
On May 18, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached to this Current Report as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Item

1.1*	Underwriting Agreement, dated May 15, 2026, by and between QT Imaging Holdings, Inc. and Ladenburg Thalmann & Co. Inc. as representative of the several underwriters named therein.

4.1*	Form of Pre-Funded Warrant.

4.2	Global Warrant Certificate.

10.1*	Warrant Agency Agreement, dated May 15, 2026, by and between QT Imaging Holdings, Inc. and Continental Stock Transfer & Trust Company.

99.1	Investor Presentation, dated May 2026.

99.2	Pricing Press Release, dated May 15, 2026.

99.3	Closing Press Release, dated May 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*     Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is not material and is the type of information that the Registrant treats as private or confidential. The Registrant agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 21, 2026
		By:	/s/ Dr. Raluca Dinu
		Name:	Dr. Raluca Dinu
		Title:	Chief Executive Officer